UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 5, 2009

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY 10017

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

This Form 8-K/A corrects an inadvertent error in the press release (the “Press Release”) issued by Ares Capital Corporation (the “Registrant”) on November 5, 2009 that reported the Registrant’s financial results for the quarter ended September 30, 2009.

On page two of the Press Release, under the heading “Operating Results,” the comment provided by President Michael Arougheti referred to the investment grade rating that the Registrant recently received from Fitch as BBB “stable”; it should have instead referred to an investment grade rating of BBB “Rating Watch Negative.”  According to Fitch’s press release dated November 4, 2009, the Negative Watch solely reflects the risks associated with the Registrant’s recently announced acquisition of Allied Capital Corporation.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: November 6, 2009

	By:	/s/ Michael D. Weiner
	Name:	Michael D. Weiner
	Title:	Vice President and General Counsel